SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             July 17, 2003
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

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Exhibit Index - Page 3

INFORMATION TO BE INCLUDED IN REPORT

Item 7.   Financial Statements and Exhibits

           (c) Exhibits

                   99   Press Release dated July 17, 2003

Item 9. Regulation FD Disclosure

        The information in this Current Report, including the exhibit, is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with SEC Release Nos. 33-8216 and 34-47583. The information in this Current Report, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        On July 17, 2003, Hershey Foods Corporation (the “Corporation”) issued a press release announcing sales and earnings for the second quarter of 2003. A copy of the Corporation’s press release is attached hereto as Exhibit 99.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2003

                 HERSHEY FOODS CORPORATION

By:     /s/Frank Cerminara
Frank Cerminara
         Senior Vice President,
          Chief Financial Officer

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Exhibit Index - Page 3

EXHIBIT INDEX

Exhibit No.	Description
99	Hershey Foods Corporation Press Release dated July 17, 2003.

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Exhibit Index - Page 3